SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549

                                     FORM 8K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 18, 2000

                          Commission File No. 000-26631

                        Safe Transportation Systems, Inc.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Florida                                             59-3567558
(State    or   other    jurisdiction                         (IRS    Employer
 of incorporation or organization)                          Identification No.)


               909 Lakeway Drive, suite 208, Bellingham, WA 98226
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (561) 989-9955
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
              ----------------------------------------------------
              (Former name, former address and formal fiscal year,
                          if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

(a)      Former Accountants.

         On December 18, 2000, James E. Scheifley & Associates, P.C., the independent certified public accountants of Safe Transportation Systems, Inc. (the "Company"), were dismissed by the Company. The decision to change accountants was ratified by the Company's board of directors.

         James E. Scheifley & Associates, P.C., audited the Company's financial statements for the fiscal years ended December 31, 1999 and December 31, 1998. Their reports on such financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified nor modified as to uncertainty, audit scope or accounting principles.

         During the Company's 1998 and 1999 fiscal years and the subsequent interim period preceding the change, there have been no disagreements with James E. Scheifley & Associates, P.C., on any matter of accounting principles or practices, financial statement disclosure, or audit in scope or procedure.

         A letter from James E. Scheifley & Associates, P.C. addressed to the Securities and Exchange Commission stating that it agrees with the above statements is attached hereunder as an Exhibit.

         On June 11, 2001, Sweeney, Gates & Co., the independent certified public accountants of Safe Transportation Systems, Inc. (the "Company"), ended their relationship with the Company due to alleged non-payment for services performed pursuant to their retainer agreement with the Company.

         Sweeney, Gates & Co. audited the Company's financial statements for the fiscal year ended December 31, 2000. Their reports on such financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified nor modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements with Sweeney, Gates & Co. on any matter of accounting principles or practices, financial statement disclosure, or audit in scope or procedure.

         A letter from Sweeney, Gates & Co. addressed to the Securities and Exchange Commission stating whether it agrees with the above statements will be furnished to the Company within ten (10) days of this 8-K filing.

(b)      New Independent Accountants.

         In the month of August 2001, the Company intends on engaging Kaufman Rossin & Company as its independent certified public accountants with the approval of the Company's board of directors. As of this date, this firm has not been retained by the Company.

SIGNATURES:

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. SAFE TRANSPORTATION SYSTEMS, INC.

Date: August 22, 2001

By: /s/ Ian Pallet
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        Ian Pallet
        President, CEO